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                                                                      Exhibit 1

                          WORTHINGTON INDUSTRIES, INC.

                             UNDERWRITING AGREEMENT

                                                        New York, New York

To the Representatives
named in Schedule I hereto
of the Underwriters named
in Schedule II hereto

Dear Sirs:

                  Worthington Industries, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, debt securities (the "Securities") with the terms and in the principal amount as set forth in Schedule I hereto. The Securities will be issued under an indenture (the "Indenture") dated as of ________________, 1996 between the Company and PNC Bank, Ohio, National Association, as trustee (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section l are defined in paragraph
(c) hereof.

                  (a) The Company has complied with the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (File No. 333-____), including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. Such Registration Statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the


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         offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b)(2) or (5) relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all information required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the Registration Statement or the Final Prospectus (or any supplement thereto).


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                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the Registration Statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to, or any document incorporated by reference therein is filed prior to, the Closing Date (as hereinafter defined), shall also mean such Registration Statement as so amended or supplemented. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-X" refer to such rules or regulation under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the Effective
         Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Delayed
         Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such Registration Statement at the effective date thereof with respect to the securities so offered.


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                  (d) No stop order suspending the effectiveness of the
         Registration Statement or the use of any Preliminary Final Prospectus has been issued by the Commission.

                  (e) The documents incorporated by reference in the Registration Statement and any Preliminary Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Final Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable.

                  (f) Neither the Company nor any of its subsidiaries listed on
         Schedule III attached hereto (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that is material on a consolidated basis, otherwise than as set forth or contemplated in the Registration Statement or Final Prospectus; and, since the date as of which information is given in the Registration Statement, there has not been any material change in the capital stock (other than issuances of capital stock upon exercise of options), or any material increase in long-term debt of the Company or any of its consolidated subsidiaries or any material adverse change, or any development known by the Company (after diligent inquiry) involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus.

                  (g) The Company and its subsidiaries have good and marketable title in fee simple to all Principal Property owned by them, in each case free and clear of all liens, encumbrances and defects except for liens, encumbrances and defects that are described in the Registration Statement or any Preliminary Final Prospectus or that, individually or in the aggregate, would not have a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and any Principal Property held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions that, individually


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         or in the aggregate, would not have a Material Adverse Effect. The term
         "Principal Property" shall mean any manufacturing plant or other similar facility (including production machinery and equipment located thereon) or warehouse, owned or leased by the Company or any subsidiary, which is located within the United States other than (a) any such plant or facility which the Board of Directors of the Company determines in good faith by board resolution is not of material importance to the total business conducted, or assets owned, by the Company and its subsidiaries as an entirety, or (b) any portion of any such plant or facility which the Board of Directors determines by Board Resolution in good faith not to be of material importance to the use or operation thereof. "Production machinery and equipment" shall mean production machinery and equipment in such manufacturing plants used directly in the production of the Company's or any subsidiary's products.

                  (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Preliminary Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a Material Adverse Effect.

                  (i) The Company has an authorized capitalization as set forth in the Registration Statement and the Preliminary Final Prospectus or incorporated by reference therein, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                  (j) Each of the Significant Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement or the Preliminary Final Prospectus or incorporated by reference therein, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and, except as disclosed in or contemplated by the Registration


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         Statement, are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

                  (k) The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities have been duly authorized by the Company and, when authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture will conform to the descriptions thereof contained in the Final Prospectus.

                  (l) Neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its respective certificate of incorporation or by-laws (or the equivalent organizational documents) or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the execution and delivery of the Indenture, the issue and sale of the Securities, the performance by the Company of all its obligations under the Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach or violation of or constitute a default under (i) the certificate of incorporation or by-laws of the Company or (ii) the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, any of its subsidiaries or any of their properties is a party or is bound or by which any of their assets or properties is subject, or of any law, judgment, order or decree, applicable to the Company, any of its subsidiaries or any of their properties, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, any of its subsidiaries or any of their properties, except, in the case of clause (ii), to the extent any such breach, violation or default would not, singly or in the aggregate, have a


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         Material Adverse Effect or a material adverse effect on the holders of the Securities.

                  (m) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except those which have been, or will have been prior to the Closing Date, obtained under the Act and the Trust Indenture Act and those which may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

                  (n) There is no pending or, to the best knowledge of the Company, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; there is no contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated in the Registration Statement or the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company summarize such matters in all material respects.

                  (o) Each of the Company and its subsidiaries is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (collectively, "Environmental Laws"), except as disclosed in the Registration Statement or where such non-compliance with Environmental Laws would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conversation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (p) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an


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         "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (q) To the Company's knowledge, none of the Company, any of its consolidated subsidiaries or Worthington Specialty Processing, London Industries, Inc., TWB Company, Worthington Armstrong Venture and Acerex, S.D. de C.V., does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

                  (r) To the Company's knowledge, Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (s) This Agreement has been duly authorized, executed and delivered by the Company.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each such Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

                  3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in immediately available funds. The Securities will be represented by one or more global certificates, which will be made available for inspection by the Representatives by 1:00 p.m. on the business day prior to the Closing Date at such place in New York City as the Representatives and the Company shall agree. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than two (2) business days in advance of the Closing Date.

                  4. Agreements. The Company agrees with the several Underwriters that:

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                  (a) Prior to the termination of the offering of the
         Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished to the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object, unless, in the reasonable judgment of the Company and its counsel, such amendment or supplement is necessary to comply with applicable law, in which case the Company will permit such Representatives a reasonable opportunity to comment thereon. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b),
         (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or if it shall be necessary to amend the Registration Statement or supplement


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         the Final Prospectus or to file under the Exchange Act any document incorporated by reference in such Final Prospectus to comply with the Act, the Exchange Act or the Trust Indenture Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to the Representatives in such quantities as the Representatives may reasonably request.

                  (c) As soon as practicable but in any event not later than eighteen months after the effective date of the Registration Statement, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its consolidated subsidiaries which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158 under the Act).

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) Promptly from time to time, the Company will take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) Until the Closing Date, the Company will not, without the consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company, which are substantially similar to the Securities.

                  (g) The Company will use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Final Prospectus under the caption "Use of Proceeds."


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                  5. Conditions to the Obligations of the Underwriters. The
obligations of the Underwriters to purchase the Securities shall be subject, in the discretion of the Representatives, to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Final Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or the use of the Final Prospectus shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Vorys, Sater, Seymour & Pease, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth on Schedule IV attached hereto;

                           (ii) each of the Significant Subsidiaries has been
                  duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction set forth on Schedule IV attached hereto;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and when executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities have been duly authorized, executed and delivered by the Company and, when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to


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                  and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and the statements in the Final Prospectus under "Description of the Debentures" and "Description of Debt Securities", insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents;

                           (iv) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the use of such Final Prospectus has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (including the documents incorporated by reference therein, other than that part of the Registration Statement that constitutes Form T-1 and the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                           (v) this Agreement has been duly authorized, executed and delivered by the Company;

                           (vi) no consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (vii) the Company is not and, after giving effect to
                  the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         In addition, such counsel shall state that such counsel, has acted as outside counsel to the Company on a regular basis and has acted as counsel to the Company in connection with


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         the Registration Statement, and based on the foregoing, while they have not themselves checked the accuracy or completeness of, or otherwise verified, and are not passing upon, and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus (other than as set forth in opinion (iii) above), in the course of their preparation, review and discussion of the contents of the Registration Statement and such Final Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to their attention which have caused them to believe that, as of the Effective Date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than that part of the Registration Statement that constitutes Form T-1 and the financial statements and other financial and statistical information therein or incorporated by reference therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that such Final Prospectus, as amended or supplemented by the Company prior to the Closing Date (other than the financial statements and other financial and statistical information therein or incorporated by reference therein, as to which such counsel need express no belief), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; furthermore, such counsel shall state that no facts have come to their attention which have caused them to believe that any of the documents incorporated by reference in the Final Prospectus (other than the financial statements and other financial and statistical information therein or incorporated by reference therein, as to which such counsel need express no belief) when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, as of their date, contained an untrue statement or a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio and the General Corporation Law of the State of Delaware or the United

         States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) to the extent such opinion relates to the law of the State of New York (which law the Indenture, this Agreement and the Securities state to be the governing law thereof), assume that the laws of the State of Ohio are the same as those of the State of New York and (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have furnished to the Representatives the opinion of Dale T. Brinkman, Senior Vice President and General Counsel of the Company, dated the Closing Date to the effect that:

                           (i) all the outstanding shares of capital stock of
                  each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                           (ii) to the best knowledge of such counsel, (a) there
                  is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject, that would reasonably be expected individually or in the aggregate to have a Material Adverse Effect; (b) there is no contract or other document of a character required to be described in the Registration Statement, or to be filed as an exhibit thereto, which is not described or filed as required; and (c) the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (iii) neither the Company nor any of its Significant
                  Subsidiaries is, or with the giving of notice or lapse of time or both would be in violation of or in default under, its respective certificate of incorporation or by-laws (or the equivalent organizational documents) or any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the execution and delivery of the Indenture, the issue and sale of the Securities, the performance by the Company of all of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach or violation of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company or (ii) the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, any of its subsidiaries or any of their properties is party or is bound or by which any of their assets or properties is subject, or of any law, judgment, order or decree, to the best knowledge of such counsel to be applicable to the Company, any of its subsidiaries or any of their properties, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, any of its subsidiaries or any of their properties, except, in the case of clause (ii), to the extent any such breach, violation or default would not, singly or in the aggregate, have a Material Adverse Effect or a material adverse effect on the holders of the Securities;

         In addition, such counsel shall state that he is General Counsel of the Company and has participated on behalf of the Company in connection with the Registration Statement, and based on the foregoing, while he has not himself checked the accuracy or completeness of, or otherwise verified, and is not passing upon, and assumes no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus, in the course of his preparation, review and discussion of the contents of the Registration Statement and such Final Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to his attention which have caused him to believe that, as of the Effective Date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than that part of the Registration Statement that constitutes Form T-1 and the financial statements and other financial and statistical information therein or incorporated by reference therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that such Final Prospectus, as amended or supplemented by the Company prior to the Closing Date (other than the financial statements and other financial and statistical information therein or incorporated by reference therein, as to which such counsel need express no belief), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; furthermore, such counsel shall state that no facts have come to his attention which have caused him to believe that any of the documents incorporated by reference in the Final Prospectus (other than the financial statements and other financial and statistical information therein or incorporated by reference therein, as to which such counsel need express no belief) when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, as of their date, contained an untrue statement or a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio and the General Corporation Law of the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (d) The Representatives shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, or the President or any Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement or the use of the Final Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in, or incorporated by reference in, the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (f) At the Closing Date, Ernst & Young LLP, shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, to the effect set forth in Annex I hereto, and including such other matters as the Representatives may reasonably request, in form and substance reasonably satisfactory to the Representatives.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof following the Execution Time) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its consolidated subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof following the Execution Time) and the Final Prospectus (exclusive of any supplement thereto).

                  (h) On or after the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  Unless the Company and the Underwriters otherwise agree, the documents required to be delivered by this Section 5 shall be delivered at the office of counsel for the Underwriters on the Closing Date.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 (other than Section 5(d)) hereof is not satisfied because of any termination pursuant to Section 9(i) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

                  7.       Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration

         Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, and under the heading "Underwriting" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section 7, notify the indemnifying party of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), which in the case of either (i) and (ii) below shall be reasonably satisfactory to the indemnifying party, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, upon the advice of its counsel, that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, that in no event shall the indemnifying party be liable for legal fees or expenses of more than one primary firm representing the indemnified parties or more than one local counsel in each state or other jurisdiction in which an action in which indemnification is available has been brought. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market, (ii) trading in securities generally on the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such System, (iii) a general banking moratorium shall have been declared either by Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  10. Payment of Certain Expenses by the Company. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Final Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky and legal investment surveys; (iv) any fees charged by securities rating agencies for rating the Securities; (v) the filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1205 Dearborn Drive, Columbus, Ohio 43085,
Attention: Dale T. Brinkman, General Counsel.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                             Very truly yours,

                                             WORTHINGTON INDUSTRIES, INC.


                                             By:________________________________
                                                Name:
                                                Title:

The foregoing Agreement is hereby confirmed and accepted as of the date specified in schedule I hereto.

By:



By: ______________________________
    Name:
    Title:

For themselves and the other several Underwriters, if any, named in schedule II to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities:

                  Title:

                  Principal amount:

                  Purchase price (include accrued
                           interest or amortization, if
                           any):

                  Sinking fund provisions:

                  Redemption provisions:

                  Other provisions:

Closing Date, Time and Location:

Type of Offering: Non-Delayed Offering
Delayed Delivery Arrangements:

                  Fee:

                  Minimum principal amount of each contract:  $

                  Maximum aggregate principal amount of all contracts:

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s):

Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to Section 5(e) at the Execution Time:

                                   SCHEDULE II

                                                                              Principal Amount
                                                                              of Securities to
Underwriters                                                                    be Purchased
- ------------                                                                  ----------------
[Names of Underwriters]                                                       $

                                                                              -------------------
   Total....................................................................  $
                                                                              ===================

                                  SCHEDULE III

                        List of Significant Subsidiaries



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                                   SCHEDULE IV

                              List of Jurisdictions




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                                     Annex I



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